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                                                           Exhibit 10(iii)A (3)


                       NATIONAL SERVICE INDUSTRIES, INC.
                2001 NONEMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN


1.       PURPOSE

         (a) The purpose of this Plan is to provide a means by which nonemployee directors of National Service Industries, Inc. (the "Company") may be given an opportunity to receive or purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to secure and retain the services of persons best qualified to serve as directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (c) The Company intends that the options issued under the Plan shall be options which do not qualify as incentive stock options for purposes of Section 422 of the Code.

2.       DEFINITIONS

         For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3      "Award" means a grant of Restricted Stock or Stock.

         2.4      "Board" means the Board of Directors of the Company.

         2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary.

         2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure, or otherwise.


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         2.7      A "Change in Control" means any of the following events:

         (a) The acquisition (other than from the Company) by any "Person" (as the term is used for purposes of Sections 13(d) or 14(d) of the Exchange
Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

         (b) The individuals who, as of the Effective Date were members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

         (c) A merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

         (d) A complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Section 2.7(a), solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

         2.8      "Code" means the Internal Revenue Code of 1986, as amended.

         2.9      "Company" means National Service Industries, Inc.

         2.10     "Director" means a director of the Company.

         2.11 "Disability" means a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days, as determined by the Board.

         2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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         2.13     "Fair Market Value" on any date means (A) if the Shares are admitted to trading on a national securities exchange, the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (C) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (D) if there have been no published bid or asked quotations with respect to Shares on such date, the value established by the Board in good faith and in accordance with Section 422 of the Code.

         2.14 "Grantee" means a person to whom an Award has been granted under the Plan.

         2.15 "Nonemployee Director" means a Director who is not an officer or employee of the Company or any subsidiary.

         2.16     "Option" means an option granted under this Plan to purchase
Shares.

         2.17 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.18 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.19 "Plan" means the National Service Industries, Inc. 2001 Nonemployee Directors' Stock Incentive Plan.

         2.20 "Restricted Stock" means Shares issued or transferred to a Nonemployee Director which are subject to restrictions.

         2.21 "Shares" means the common stock, par value $1.00 per share, of the Company.

         2.22 "Stock Award" means a grant of Shares that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Nonemployee Director.

         2.23 "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "Subsidiary" shall also include a partnership in which the Company or a Subsidiary owns 50% or more of the profits interest or capital interest in the partnership.


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3.       ADMINISTRATION

         3.1      The Plan shall be administered by the Board.

         3.2 The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

         (a) to determine those Nonemployee Directors to whom Options shall be granted under the Plan and the number of Options to be granted to each Nonemployee Director and to prescribe the terms and conditions of each Option, including the purchase price per Share subject to each Option, and to make any amendment or modification to any Agreement consistent with the terms of the Plan;

         (b) to select those Nonemployee Directors to whom Awards shall be granted under the Plan and to determine the number of Shares and/or shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Award, the maximum value of each Award, and to make any amendment or modification to any Agreement consistent with the terms of the Plan;

         (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

         (d) to construe and interpret the Plan and the Options and Awards granted hereunder and any condition or restrictions imposed on Shares acquired pursuant to the exercise of an Option, to define the terms used herein and to establish, amend, and revoke rules and regulations for administration of the Plan. The Board in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Board in the exercise of this power shall be final, binding and conclusive upon the Company and the Optionees and Grantees, as the case may be;

         (e) to amend, modify, suspend, or terminate the Plan in accordance with Section 10; and

         (f) generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company in connection with the Plan.

4.       STOCK SUBJECT TO THE PLAN

         4.1 The maximum number of Shares that may be issued or transferred pursuant to Options and Awards under the Plan is 300,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 8) and the Company shall reserve for the purposes of the Plan, out of its


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authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Whenever any outstanding Option or Award or portion thereof expires, is forfeited, is cancelled or is otherwise terminated for any reason (other than upon the exercise of the Option or upon the surrender of the Option pursuant to Section 7), the Shares allocable to the cancelled or otherwise terminated Option or Award or portion thereof may again be the subject of Options and Awards granted hereunder.

5.       OPTION GRANTS FOR NONEMPLOYEE DIRECTORS

         5.1 Discretionary Grant. The Board may grant Options in accordance with the Plan and the terms and conditions of each Option shall be set forth in an Agreement. The Board shall have sole discretion in determining the number of Shares underlying each Option to grant a Nonemployee Director.

         5.2 Purchase Price. The purchase price for Shares under each Option shall be equal to 100% of the Fair Market Value of a Share on the date the Option is granted.

         5.3 Duration. Unless otherwise provided in the Agreement, Options shall be for a term of ten (10) years, except an Option may terminate earlier as follows:

         (a) if an Optionee's service as a Director terminates for Cause, the Options granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised;

         (b) if an Optionee's service as a Director terminates for any reason other than Cause, the Optionee (or any guardian, legal representative, heir or successor of the Optionee) may for a period of three (3) years after such termination exercise his or her Options to the extent, and only to the extent, that such Options or portions thereof were vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Options shall automatically terminate in full.

         This Section 5.3 shall not be construed to extend the term of any Option or to permit anyone to exercise any Option after expiration of its term, nor shall it be construed to increase the number of Shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's service as a Director.

         5.4 Vesting. Unless provided otherwise in the Agreement, and subject to Section 7, each Option shall be exercisable in whole or in part at any time after one (1) year from the date of grant of the Option.

         5.5 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than (i) by will or the laws of descent and distribution and (ii) upon such terms and conditions as the Company may establish, to immediate family members of the Optionee or to a trust, partnership or similar vehicle for the benefit of such immediate family members (collectively, the "Permitted Transferees"). For purposes of this


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Section 5.5, "immediate family" means an Optionee's spouse, parents, children, grandchildren and spouse of children and grandchildren (including adopted children and grandchildren, as the case may be). A Permitted Transferee may not further transfer the Option. An Option transferred pursuant to this Section 5.5 shall remain subject to all of the provisions of the Plan and any Agreement with respect to such Option and may not be exercised by a Permitted Transferee unless and until all legal or regulatory approvals, listings, registrations, qualifications or other clearances as determined by the Company to be required or appropriate have been obtained. An Option may be exercised during the lifetime of such Optionee only by the Optionee or his beneficiary or guardian or legal representative or, if applicable, by Permitted Transferees. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs, successors, and Permitted Transferees of the Optionee.

         5.6 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or by transferring Shares to the Company upon such terms and conditions as determined by the Board. The written notice pursuant to this Section 5.6 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         5.7 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend, and other ownership rights with respect to such Shares.

6.       RESTRICTED STOCK; STOCK AWARDS

         6.1 Grants. The Board may from time to time in its discretion grant Restricted Stock and Stock Awards to Nonemployee Directors and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Board shall determine the terms and


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conditions of, and the amount of payment, if any, to be made by the Nonemployee
Director for such Shares or Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Nonemployee Director to pay for such Shares of Restricted Stock, but the Board may establish a price below Fair Market Value at which the Nonemployee Director can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Board shall determine to be appropriate in its sole discretion.

         6.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Board shall establish a period or periods of time applicable to such grant over which the Restricted Stock will vest or may establish performance requirements for the vesting of the Restricted Stock. Subject to the other provisions of this Article 6, when the restrictions lapse, the Restricted Stock shall vest in the Nonemployee Director. At the time a grant is made, the Board may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the restricted period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the restricted period or satisfaction of performance measures with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

         (a) The death or Disability of the Nonemployee Director to whom Restricted Stock is granted, or

         (b)      The occurrence of a Change in Control.

         The Board may also, in its discretion, shorten or terminate the restricted period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         6.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Nonemployee Director shall be registered in the Nonemployee Director's name and shall be held in custody by the Company or a bank selected by the Board for the Nonemployee Director's account. Unless provided otherwise in the Agreement, following such registration, the Nonemployee Director shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock, except that the Nonemployee Director shall not have the right to dividends and except further that, the following restrictions shall apply:

         (a) The Nonemployee Director shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Board;

         (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period and until the satisfaction of any and all other conditions prescribed by the Board; and


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         (c)      Unless provided otherwise in the Agreement, all of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Nonemployee Director to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Nonemployee Director has remained a Nonemployee Director of the Company or any of its Subsidiaries, until the expiration or termination of the restricted period and the satisfaction of any and all other conditions prescribed by the Board applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Nonemployee Director and shall, in accordance with Section 4.2, again be available for grant under the Plan. If the Nonemployee Director paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Nonemployee Director the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Nonemployee Director.

         With respect to any Shares received as a result of adjustments under
Section 8 or 9 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Nonemployee Director shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 6.

         6.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the restricted period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Board, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof.

         6.5 Nonassignability of Restricted Stock. Unless the Board provides otherwise in the Agreement, the Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date Grantee becomes vested in the Restricted Stock, and following such date, shall be sold, assigned, transferred, pledged or otherwise encumbered only in accordance with any Shareholders Agreement in effect from time to time.

7.       EFFECT OF CHANGE IN CONTROL

         Unless the Agreement provides otherwise, in the event of a Change in Control, (i) all conditions and restrictions on Shares of Restricted Stock shall immediately lapse on the date of such Change in Control, (ii) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable; (iii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the


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Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control, the Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         8.1 Subject to Section 9, in the event of a Change in Capitalization, the Board shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options and Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are to be subject to Options and Awards to be granted under Sections 5 and 6; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options and Awards granted under the Plan, and the purchase price therefor, if applicable; provided, however, that any stock adjustment in the Shares or other stock or securities subject to an outstanding Award or Option (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee or Grantee and preserve, without exceeding, the value of such Option or Award.

         8.2 If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

9.       EFFECT OF CERTAIN TRANSACTIONS

         Subject to Section 7, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee or Grantee shall be entitled to receive in respect of each Share subject to any outstanding Option or Award, upon exercise of such Option or lapse or restrictions on such Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 2.6 with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 8 shall be made by the Board.

10.      TERMINATION AND AMENDMENT OF THE PLAN

         The Plan shall terminate on the day prior to the tenth anniversary of the effective date of the Plan, and no Option may be granted thereafter. The Board may sooner terminate the


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Plan and the Board may from time to time amend, modify, or suspend the Plan;
provided, however that:

         (a) Except as provided in Sections 7 and 8, no such amendment, modification, suspension, or termination shall impair or adversely alter any Options, Awards, or rights theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension, or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

         (b) To the extent required by applicable law, regulation or rule, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment.

11.      NON-EXCLUSIVITY OF THE PLAN

         (a) The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved compensation arrangement or as creating any limitations on the power of the Board to adopt such other compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (b) Nothing contained in this Plan prohibits a Nonemployee Director from being appointed as an officer or employee of the Company at any time; nor does anything contained in this Plan specifically require a Nonemployee Director to surrender or forfeit an Option solely because he or she accepts an appointment as an officer or employee of the Company at any time after election or appointment to the Board. However, during such time as a Nonemployee Director serves an an officer or employee, he or she shall not be eligible to receive any additional awards under this Plan.

12.      LIMITATION OF LIABILITY

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                  (i) give any person any right to be granted an Option or Award other than as specifically provided by the Plan;

                  (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                  (iii) limit in any way the right of the Company to terminate the service of any person as a Director pursuant to the Company's bylaws and articles of incorporation; or nominate or appoint any person as a Director.


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13.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

         13.1 This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, except to the extent that such law is preempted by federal law.

         13.2 The obligation of the Company to sell or deliver Shares with respect to Options or Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

         13.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         13.4 Each Option and Award is subject to the requirement that, if at any time the Board determines, in its discretion, that the listing, registration, or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions as acceptable to the Board.

         13.5 Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately inscribed with a legend reflecting their status as restricted securities as aforesaid.


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14.      DESIGNATION OF BENEFICIARY

         Each Optionee and Grantee may designate a person or persons to receive in the event of his or her death, any Option or Award or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee or Grantee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

15.      EFFECTIVE DATE

         The Plan is effective as of November 27, 2001, the date the Plan was approved by the Company's Board of Directors, subject to approval by the Company's stockholders.


         IN WITNESS WHEREOF, the Plan has been executed by the Company on this 28th day of November, 2001, to be effective on the Effective Date.


                                             NATIONAL SERVICE INDUSTRIES, INC.


                                             By: /s/ Brock A. Hattox
                                                -------------------------------


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